UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2014

HEALTHCARE SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-12015

Pennsylvania	23-2018365
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

3220 Tillman Drive, Suite 300, Bensalem, Pennsylvania	19020
(Address of principal executive office)	(Zip code)

Registrant's telephone number, including area code: 215-639-4274

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( )    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( )    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
( )    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On Tuesday, May 27, 2014, Healthcare Services Group, Inc. (the "Company") held its annual meeting of shareholders for the purposes of voting on the matters disclosed in its definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2014. As of the Record Date of April 4, 2014, there were 70,242,000 shares of common stock outstanding and entitled to notice of and to vote at the annual meeting. The final voting for the matters submitted to a vote of shareholders are as follows:

Management Proposals:

Proposal No. 1 — Election of Directors

At the annual meeting, shareholders voted for the election of nine Directors for a one-year term or until their successors are elected and qualified to fill the expiring terms of such Directors. All of the Company’s nominees for Director received the requisite plurality (i.e. the highest number of votes of the Company’s common stock in accordance with the bylaws of the Company and Section 1758 of the Pennsylvania Business Corporation Law) of the votes cast by the holders of shares present at the meeting in person or by proxy and entitled to vote thereon, and, accordingly, were elected to the Board of Directors for the ensuing year and until their successors are duly elected and qualified. The number of votes cast for and withheld from each nominee is set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Daniel P. McCartney	26,354,285	29,629,168	6,672,135
Robert L. Frome	26,358,818	29,624,635	6,672,135
Robert J. Moss	26,449,181	29,534,272	6,672,135
John M. Briggs	21,552,025	34,431,428	6,672,135
Dino D. Ottaviano	20,469,756	35,513,697	6,672,135
Theodore Wahl	26,364,026	29,619,427	6,672,135
Michael E. McBryan	26,371,229	29,612,224	6,672,135
Diane S. Casey	20,475,349	35,508,104	6,672,135
John J. McFadden	20,554,497	35,428,956	6,672,135

Proposal No. 2 — Independent Registered Public Accounting Firm

The proposal for the ratification of the selection of Grant Thornton LLP as the Company's independent registered public accountants for the current fiscal year ending December 31, 2014 has received a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
61,502,059	1,071,992	81,537	—

Proposal No. 3 — Advisory Vote on Executive Compensation

The proposal relating to an advisory vote on a non-binding resolution to approve the compensation of the Company's named executive officers was approved based up the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
55,110,918	731,091	141,443	6,672,136

Shareholder Proposals:

Proposal No. 4(a) — Majority Vote Standard for Election of Directors

The proposal to consider a shareholder proposal regarding a majority vote standard for election of directors, if properly presented, received the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
41,470,541	14,079,826	433,079	6,672,143

Proposal No. 4(b) — Independent Board Chairman

The proposal to consider a shareholder proposal regarding an independent board chairman, if properly presented, received the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
34,176,777	21,664,967	141,701	6,672,143

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE SERVICES GROUP, INC.
Date: May 29, 2014	By:	/s/ Jason J. Bundick
Name: Jason J. Bundick Title: General Counsel & Secretary

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